EXHIBIT 99.2

AMENDMENT AND WAIVER OF SECOND LIEN CREDIT AGREEMENT

THIS AMENDMENT AND WAIVER OF SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of March 27, 2008 (the “Amendment Effective Date”), by and among KRATOS DEFENSE AND SECURITY SOLUTIONS, INC., a Delaware corporation (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and the Lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain Second  Lien Credit Agreement, dated as of December 31, 2007 (as amended from time to time, the “Credit Agreement”; capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement), among Borrower, KeyBank National Association, as administrative agent and issuing lender thereunder, and the lenders party thereto;

WHEREAS, Borrower has notified the Administrative Agent and the Lenders that, as a result of charges being taken in connection with certain payments to be made by Borrower in respect of (a) the settlement of Borrower’s existing class action litigation related to certain restatements of its financial statements, originally filed in August 2004 and consolidated as In re Wireless Facilities, Inc. Securities Litigation, Master File No. 04-CV-1589-JAH, (b) the settlement of Borrower’s existing class action litigation related to Borrower’s March 12, 2007 public announcement of an internal review of its stock option granting processes, originally filed in March and April 2007 and consolidated as In re Wireless Facilities, Inc. Securities Litigation II, Master File No. 07-CV-0482-BTM-NLS and (c) the estimated settlement amount in connection with (i) Borrower’s existing derivative lawsuits originally filed in August and September 2004 and consolidated as In re Wireless Facilities, Inc. Derivative Litigation, Lead Case No. GIC 834253, (ii) Borrower’s existing derivative lawsuits originally filed in 2004 and consolidated as In re Wireless Facilities, Inc. Derivative Litigation, Lead Case No. 04-CV-1663-JAH and (iii) Borrower’s existing derivative lawsuit originally filed in April 2007, Hameed vs. Tayebi, Case No. 07-CV-0680-BTM-RBB (such payments, collectively, the “Securities and Derivative Litigation Settlement”), Borrower will not comply with the Minimum EBITDA covenant set forth in Section 7.12(e) of the Credit Agreement for the fiscal quarter ending as of December 31, 2007, and has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to (i) allow for the add-back of such charges in the calculation of Consolidated EBITDA (as included in the Borrower’s computation of the Maximum First Lien Leverage Ratio, Maximum Total Leverage Ratio, the Minimum Fixed Charge Coverage Ratio and Minimum Consolidated EBITDA covenants set forth in Sections 7.12(a), (b), (d) and (e)) and (ii) take account of accrued liabilities in connection with the Securities and Derivative Litigation Settlement in calculating the Liquidity Ratio for purposes of the Minimum Liquidity Ratio covenant set forth in Section 7.12(c);

WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed to make such requested amendments to the Credit Agreement;

WHEREAS, Borrower has further notified the Administrative Agent and the Lenders that (i) Borrower has received and expects to continue to receive certain payments on account of judgment in a lawsuit filed by Borrower against its former employee, Vencent Donlan (such payments, collectively, the “Donlan Recovery”), (ii) Borrower is currently in negotiations with one of its insurance carriers for recovery of certain amounts also related to matters involving Vencent Donlan (such amounts, to the extent paid, the “Donlan Insurance Proceeds”), and (iii) Borrower is currently seeking contributions and/or funding from external sources for the purpose of funding in part the Securities and Derivative Litigation Settlement and/or related costs, which contribution or other funding may take the form of an equity contribution, a direct contribution or as settlement of outstanding litigation and/or related costs (any such contribution or funding, to the extent received by Borrower, the “External Contribution”);

WHEREAS, the parties hereto acknowledge that (i) the Donlan Recovery constitutes an Extraordinary Receipt and is required to be used to prepay Loans pursuant to Section 2.3(b)(vi) of the Credit Agreement, (ii) the Donlan Insurance Proceeds, to the extent received by the Company, will constitute Net Insurance/Condemnation Proceeds and will be required to prepay Loans pursuant to Section 2.3(b)(ii) of the Credit Agreement, and (iii) the External Contribution, depending on its form, may constitute an amount required to be used to prepay Loans pursuant to Section 2.3(b) of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth below, the Administrative Agent and the Lenders have agreed (i) to temporarily suspend the application of Section 2.3(b)(vi) of the Credit Agreement to the Donlan Recovery, (ii) to the extent Borrower receives any portion of the Donlan Insurance Proceeds, to waive the application of Section 2.3(b)(ii) to such Donlan Insurance Proceeds, and (iii) to the extent Borrower receives the External Contribution, to waive the application of any applicable provisions of Section 2.3(b) to the External Contribution; and

WHEREAS, Borrower, Administrative Agent and the Lenders have further agreed to amend the Credit Agreement to make certain changes to the definitions of “Base Rate” and “Offshore Rate”.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.  Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2.  Suspension of Application of Section 2.3(b)(vi) to the Donlan Recovery.

(a)           The Administrative Agent and the Lenders hereby agree to temporarily suspend the application of Section 2.3(b)(vi) of the Credit Agreement solely with respect to the Donlan Recovery; provided, however, that (i) upon the termination of the suspension of the application of Section 2.4(b)(iv) of the First Lien Credit Agreement to the Donlan Recovery by the First Lien Lenders pursuant to Section 2(a) of the First Lien Amendment (as defined below), such suspension shall terminate, or at any time after the Discharge of First Lien Obligations (as defined in the Intercreditor Agreement), upon 10 days notice to Borrower (the “Notice Period”), any Lender may terminate such suspension, in either case with respect to all amounts in respect of the Donlan Recovery, which amounts shall then be used, subject to the terms of the Intercreditor Agreement, to prepay Loans pursuant to Section 2.3(b)(vi) as though such amounts had been received on the date of such termination, (ii) if the termination of such suspension in accordance with clause (i) of this paragraph would cause Borrower to be in Default owing to the application of Section 2.3(b)(vi)
(after giving effect to the Notice Period), then Borrower shall be granted an additional 35 days from the end of the Notice Period to prepay Loans in accordance with such Section 2.3(b)(vi), (iii) regardless of the date of any termination of such suspension in accordance with clause (i) of this paragraph, in no event shall Borrower be required to prepay Loans with amounts received in respect of the Donlan Recovery prior to the date that is 60 days from the date hereof and (iv) at such time as Borrower has been in compliance with the financial covenants set forth in Sections 7.12(a) through 7.12(e) of the Credit Agreement for four consecutive fiscal quarters (which four fiscal quarters shall not include any fiscal quarter prior to the fiscal quarter ending as of March 31, 2008), such application of Section 2.3(b)(vi) of the Credit Agreement solely with respect to the Donlan Recovery shall be deemed permanently waived with no further action required on the part of any of the parties hereto.

(b)           Borrower, the Administrative Agent and the Lenders hereby agree that notwithstanding the definition of “Extraordinary Receipts” in the Credit Agreement, the amount of Loans to be prepaid pursuant to the application of Section 2.3(b)(vi) (as described in Section 2(a) hereof) shall be the full amount of the Donlan Recovery, and shall not be net of any costs incurred by Borrower and its Subsidiaries in connection with the receipt thereof as otherwise provided in such definition.

(c)           Borrower, the Administrative Agent and the Lenders hereby agree that until the earlier to occur of (x) the termination of the suspension of the application of Section 2.3(b)(vi) to the Donlan Recovery pursuant to Section 2 of this Amendment and (y) the payment in full of the Securities and Derivative Litigation Settlement, at least 50% of any amounts received by Borrower constituting all or any portion of the Donlan Recovery shall be placed into and maintained in a restricted account to be used solely by Borrower to fund payments by Borrower in respect of the Securities and Derivative Litigation Settlement, which account shall, subject to the terms of the Intercreditor Agreement, be pledged to the First Lien Administrative Agent on behalf of the First Lien Lenders and the Administrative Agent on behalf of the Lenders and subject to security arrangements satisfactory in all respects to the First Lien Lenders and the Lenders (such account, the “Securities and Derivative Litigation Settlement Account”) and shall constitute additional Collateral (as defined in the Intercreditor Agreement) subject to the same rights and remedies as the other such Collateral.

Section 3.  Waiver of Application of Section 2.3(b)(ii) to the Donlan Insurance Proceeds.

(a)           The Administrative Agent and the Lenders hereby agree to waive the application of Section 2.3(b)(ii) of the Credit Agreement solely with respect to any Donlan Insurance Proceeds received by Borrower.

(b)           Borrower, the Administrative Agent and the Lenders hereby agree that until the payment in full of the Securities and Derivative Litigation Settlement, any Donlan Insurance Proceeds received by Borrower shall be deposited into and maintained in the Securities and Derivative Litigation Settlement Account, and that if the amounts maintained in the Securities and Derivative Litigation Settlement Account pursuant to Section 2(c) of this Amendment are insufficient to fund the full amount of all payments in respect of the Securities and Derivative Litigation Settlement, then the Donlan Insurance Proceeds shall be used to fund such payments.

(c)           Borrower, the Administrative Agent and the Lenders hereby agree that 100% of the amount of any Donlan Insurance Proceeds remaining in the Securities and Derivative Litigation Settlement Account after the payment in full of the Securities and Derivative Litigation Settlement shall be applied, on the date of payment in full of the Securities and Derivative Litigation Settlement, to prepay Loans under the Credit Agreement, and shall be applied in accordance with Section 2.3(c) of the Credit Agreement; provided however that, prior to the Discharge of First Lien Obligations (as defined in the First Lien Credit Agreement), such prepayment shall be required and permitted only to the extent that the corresponding mandatory prepayment of Loans under the First Lien Credit Agreement required pursuant to Section 3(c) of the First Lien Amendment has been expressly waived by the Requisite Lenders (as defined in the First Lien Credit Agreement). Borrower, the Administrative Agent and the Lenders further agree that notwithstanding the definition of “Net Insurance/Condemnation Proceeds” in the Credit Agreement, the amount of Loans to be prepaid pursuant to this paragraph shall be the full amount of the Donlan Insurance Proceeds not used to fund payments in respect of the Securities and Derivative Litigation Settlement, and shall not be net of any costs incurred by Borrower and its Subsidiaries in connection with the receipt of the Donlan Insurance Proceeds.

(d)           For the avoidance of doubt, amounts received by Borrower in respect of the Donlan Insurance Proceeds shall be included in the calculation of Consolidated EBITDA to the extent such amounts are properly included in the net income of Borrower in accordance with GAAP, consistent with the definition of “Consolidated Net Income” in the Credit Agreement; provided, however, that in no event shall the amount of the Donlan Insurance Proceeds included in the calculation of Consolidated EBITDA exceed $1,000,000.

Section 4.  Waiver of Application of Section 2.3(b) to the External Contribution.

(a)           The Administrative Agent and the Lenders hereby agree to waive the application of any applicable provision of Section 2.3(b) of the Credit Agreement solely with respect to any amounts actually received by Borrower in respect of the External Contribution.

(b)           Borrower, the Administrative Agent and the Lenders hereby agree that until the payment in full of the Securities and Derivative Litigation Settlement, any amounts received by Borrower in respect of the External Contribution shall be deposited into and maintained in the Securities and Derivative Litigation Settlement Account, and that if the amounts maintained in the Securities and Derivative Litigation Settlement Account pursuant to Section 2(c) and Section 3(b) of this Amendment are insufficient to fund the full amount of all payments in respect of the Securities and Derivative Litigation Settlement, then the amounts received by Borrower in respect of the External Contribution shall be used to fund such payments.

(c)           Borrower, the Administrative Agent and the Lenders hereby agree that 100% of the amount of any portion of the External Contribution remaining in the Securities and Derivative Litigation Settlement Account after the payment in full of the Securities and Derivative Litigation Settlement (net of any actual and reasonable costs and expenses incurred by Borrower directly related to the External Contribution) shall be applied, on the date of payment in full of the Securities and Derivative Litigation Settlement, to prepay Loans under the Credit Agreement, and shall be applied in accordance with Section 2.3(c) of the Credit Agreement; provided however that, prior to the Discharge of First Lien Obligations (as defined in the First Lien Credit Agreement), such prepayment shall be required and permitted only to the extent that the corresponding mandatory prepayment of Loans under the First Lien Credit Agreement required pursuant to Section 4(c) of the First Lien Amendment has been expressly waived by the Requisite Lenders (as defined in the First Lien Credit Agreement).

(d)           For the avoidance of doubt, and notwithstanding anything to the contrary in the Credit Agreement, under no circumstances shall any amounts received by Borrower in respect of the External Contribution be included in the calculation of Consolidated EBITDA for any period.

Section 5.  Treatment of Insurance Proceeds Received in Connection With the Securities and Derivative Litigation Settlement.

(a)           Borrower, the Administrative Agent and the Lenders hereby agree that until the payment in full of the Securities and Derivative Litigation Settlement, any insurance proceeds received by Borrower in connection with the Securities and Derivative Litigation Settlement (the “Settlement Insurance Proceeds”) shall be deposited into and maintained in the Securities and Derivative Litigation Settlement Account, and that if the amounts maintained in the Securities and Derivative Litigation Settlement Account pursuant to Section 2(c), Section 3(b) and Section 4(b) of this Amendment are insufficient to fund the full amount of all payments in respect of the Securities and Derivative Litigation Settlement, then the Settlement Insurance Proceeds shall be used to fund such payments; provided, however, that the Settlement Insurance Proceeds shall not include any portion of any insurance proceeds received by Borrower in connection with the Securities and Derivative Litigation Settlement specifically identified by the applicable insurance provider as representing amounts in respect of Borrower’s legal expenses incurred in connection with the Securities and Derivative Litigation Settlement (or the underlying litigation giving rise thereto), so long as such portion of such insurance proceeds is actually used to pay such legal expenses.

(b)           Borrower, the Administrative Agent and the Lenders further agree that 100% of the amount of any such Settlement Insurance Proceeds remaining in the Securities and Derivative Litigation Settlement Account after the payment in full of the Securities and Derivative Litigation Settlement shall be applied, on the date of payment in full of the Securities and Derivative Litigation Settlement, to prepay Loans under the Credit Agreement, and shall be applied in accordance with Section 2.4(c) of the Credit Agreement; provided however that, prior to the Discharge of First Lien Obligations (as defined in the First Lien Credit Agreement), such prepayment shall be required and permitted only to the extent that the corresponding mandatory prepayment of Loans under the First Lien Credit Agreement required pursuant to Section 5(b) of the First Lien Amendment has been expressly waived by the Requisite Lenders (as defined in the First Lien Credit Agreement).

(c)           For the avoidance of doubt, and notwithstanding anything to the contrary in the Credit Agreement, under no circumstances shall any insurance proceeds received by Borrower in connection with the Securities and Derivative Litigation Settlement be included in the calculation of Consolidated EBITDA for any period.

Section 6.  Amendments to Section 1.1 of the Credit Agreement.

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following clause (v) to the definition of “Additional Fourth Quarter 2007 Add-Backs”, immediately after existing clause (iv) thereof and immediately before the final proviso thereof:

“and (v) amounts representing charges taken by Borrower in respect of the Securities and Derivative Litigation Settlement not to exceed $4,900,000”

(b)           Section 1.1 of the Credit Agreement is hereby amended by adding the roman numeral “(a)” immediately before the words “if Borrower or any of its Subsidiaries receives” in the proviso of the definition of “Additional Fourth Quarter 2007 Add-Backs”, and by adding the following words at the end of such definition:

“and (b) if the amount of the charges added back to Consolidated EBITDA pursuant to clause (v) of this definition is reduced in any subsequent fiscal quarter for any reason, then Consolidated EBITDA shall thereafter be calculated, to the extent applicable, by giving effect to such amounts as so reduced”

(c)           Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of the definition of “Base Rate”:

“Notwithstanding the forgoing, in no event shall the Base Rate be less than 5.25%.”

(d)           Section 1.1 of the Credit Agreement is hereby amended by replacing the word “and” in the parenthetical of clause (b) of the definition of “Liquidity Ratio” with a comma and adding the following words at the end of such parenthetical:

“and any amounts representing charges taken by Borrower in respect of the Securities and Derivative Litigation Settlement (solely to the extent permitted to be added back to Consolidated EBITDA pursuant to the terms of this Agreement)”

(e)           Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of the definition of “Offshore Rate”:

“Notwithstanding the forgoing, in no event shall the Offshore Rate be less than 4.25%.”

(f)            Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order therein:

“Securities and Derivative Litigation Settlement” means, collectively, (a) the settlement of Borrower’s existing class action litigation related to certain restatements of its financial statements, originally filed in August 2004 and consolidated as In re Wireless Facilities, Inc. Securities Litigation, Master File No. 04-CV-1589-JAH, (b) the settlement of Borrower’s existing class action litigation related to Borrower’s March 12, 2007 public announcement of an internal review of its stock option granting processes, originally filed in March and April 2007 and consolidated as In re Wireless Facilities, Inc. Securities Litigation II, Master File No. 07-CV-0482-BTM-NLS and (c) the estimated settlement amount in connection with (i) Borrower’s existing derivative lawsuits originally filed in August and September 2004 and consolidated as In re Wireless Facilities, Inc. Derivative Litigation, Lead Case No. GIC 834253, (ii) Borrower’s existing derivative lawsuits originally filed in 2004 and consolidated as In re Wireless Facilities, Inc. Derivative Litigation, Lead Case No. 04-CV-1663-JAH and (iii) Borrower’s existing derivative lawsuit originally filed in April 2007, Hameed vs. Tayebi, Case No. 07-CV-0680-BTM-RBB.

Section 7.  Covenant to Open the Securities and Derivative Litigation Settlement Account.  Within 10 days after the date hereof, Borrower shall have opened the Securities and Derivative Litigation Settlement Account at Keybank National Bank, which account shall, subject to the terms of the Intercreditor Agreement, be pledged to the First Lien Administrative Agent on behalf of the First Lien Lenders and the Administrative Agent on behalf of the Lenders and subject to restrictions and security arrangements satisfactory to the First Lien Lenders and the Lenders in all respects and which shall constitute additional Collateral (as defined in the Intercreditor Agreement) subject to the same rights and remedies as all other such Collateral.  Upon opening such Securities and Derivative Litigation Settlement Account, Borrower shall immediately deposit into such account 50% of any amounts previously received by it in respect of the Donlan Recovery and 100% of any amounts previously received by it in respect of the Donlan Insurance Proceeds, the External Contribution or the Settlement Insurance Proceeds.  Thereafter, upon any subsequent receipt of amounts in respect of the Donlan Recovery, the Donlan Insurance Proceeds and the External Contribution, Borrower shall immediately deposit 50% of such amounts in the case of the Donlan Recovery and 100% of such amounts in the case of the Donlan Insurance Proceeds, the External Contribution and the Settlement Insurance Proceeds into the Securities and Derivative Litigation Settlement Account.

Section 8.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)           The Lenders shall have received all of the following, in form and substance satisfactory to the Lenders:

(i)            Amendment.  This Amendment, duly executed and delivered by each Credit Party, the Administrative Agent, the Lenders and the First Lien Administrative Agent;

(ii)           First Lien Amendment.  A copy of an Amendment and Waiver to the First Lien Credit Agreement, in the form attached hereto as Exhibit A, duly executed and delivered by each Credit Party, the First Lien Administrative Agent, the Lenders and the Administrative Agent (the “First Lien Amendment”);

(iii)          Fees.  The fees, expenses and other amounts payable on the Amendment Effective Date referred to in Sections 12 and 13 hereof, including, but not limited to, reimbursement or payment of all out-of-pocket expenses (including the reasonable legal fees and expenses of Schiff Hardin LLP, counsel to the Administrative Agent and the Lenders) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document; and

(iv)          Additional Information.  Such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)           Representations and Warranties.  On the Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)           Completion of Proceedings.  All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

(d)           No Default.  On the Amendment Effective Date after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 9.  Representations and Warranties; Reaffirmation of Grant.  Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date and after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legally valid, binding obligations of the Credit Parties, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Security Documents to which such Credit Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.  Each Credit Party that is a party to the Pledge and Security Agreement or any of the other Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Pledge and Security Agreement), as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 10.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative

Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Section 11.  Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 12.  Costs and Expenses of the Lenders.  Company shall pay on demand all reasonable costs and expenses of the Administrative Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Administrative Agent and/or the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 13.  Amendment Fee.  Each Lender shall be paid a fee equal to its Pro Rata Share of $63,235 (the “Amendment Fee”), such Amendment Fee to be earned by the Lenders on the Amendment Effective Date and paid in full by Borrower to the Lenders on the date hereof.

Section 14.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 15.  Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 16.  Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under, or compliance by the Borrower with any term or provision of, the Credit Agreement or any other Loan Document (except as expressly set forth herein) or applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 17.  Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty.

Section 18.  Certain Waivers.  Each of the Credit Parties hereby agrees that neither Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments and waivers contained in this Amendment and any discussions or actions taken or not taken by Administrative Agent or the Lenders on or before the Amendment Effective Date or the discussions conducted in connection therewith, or any course of action taken by Administrative Agent or any Lender in response thereto or arising therefrom.  This section shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

Section 19.  Consent to First Lien Amendment.  Pursuant to and in accordance with Section 5.3 of the Intercreditor Agreement, each of the Lenders hereby approves the terms of the Amendment and Waiver to the First Lien Credit Agreement, substantially in the form attached hereto as Exhibit A, and hereby directs the Administrative Agent to execute an acknowledgment signature page thereto consenting and agreeing to the same.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATOS DEFENSE AND SECURITY SOLUTIONS, INC.

By:	/s/ Eric DeMarco
Name:	Eric DeMarco
Title:	CEO and President

GUARANTORS

MADISON RESEARCH CORPORATION, an Alabama corporation

By:	/s/ D. Robin Mickle
Name: D. Robin Mickle
Title: President

KRATOS COMMERCIAL SOLUTIONS, INC. (f/k/a SecurePlanet, Inc.), a Delaware corporation

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

WFI NMC CORP., a Delaware corporation

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

KRATOS TEXAS, INC. (f/k/a WFI Texas, Inc.), a Texas corporation

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

KRATOS SOUTHEAST, INC. (f/k/a WFI Georgia Inc.), a Georgia corporation

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

KRATOS MID-ATLANTIC, INC. (f/k/a WFI Delaware Inc.), a Delaware corporation

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

KRATOS GOVERNMENT SOLUTIONS, INC. (f/k/a WFI Government Services, Inc.), a Delaware corporation

By:	/s/ D. Robin Mickle
Name: D. Robin Mickle
Title: President

DEFENSE SYSTEMS, INCORPORATED, a Virginia corporation

By:	/s/ D. Robin Mickle
Name: D. Robin Mickle
Title: President

JMA ASSOCIATES, INC., a Delaware corporation

By:	/s/ D. Robin Mickle
Name: D. Robin Mickle
Title: President

HAVERSTICK CONSULTING, INC., an Indiana corporation

By:	/s/ Deanna Lund
Name: Deanna Lund
Title: Senior Vice President & CFO

HGS HOLDINGS, INC., an Indiana corporation

By:	/s/ Deanna Lund
Name: Deanna Lund
Title: Senior Vice President & CFO

HAVERSTICK GOVERNMENT SOLUTIONS, INC., an Ohio corporation

By:	/s/ Deanna Lund
Name: Deanna Lund
Title: Senior Vice President & CFO

DTI ASSOCIATES, INC., a Virginia corporation

By:	/s/ Deanna Lund
Name: Deanna Lund
Title: Senior Vice President & CFO

ROCKET SUPPORT SERVICES, LLC, an Indiana limited liability company

By: HGS Holdings, Inc., its sole member and sole manager

By:	/s/ Deanna Lund
Name: Deanna Lund
Title: Senior Vice President & CFO

KRATOS SOUTHWEST L.P. (f/k/a WFI Southwest L.P.), a Texas limited partnership

By: Kratos Texas, Inc., a Texas corporation, its General Partner

By:	/s/ Chris Caulson
Name: Chris Caulson
Title: Vice President, Finance

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Raed Alfayouni
Name: Raed Alfayouni
Title: Vice President

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Raed Alfayouni
Name: Raed Alfayouni
Title: Vice President

ACKNOWLEDGED AND AGREED:

KEYBANK NATIONAL ASSOCIATION, as First Lien Administrative Agent

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title:	Vice President